Exhibit 99.4

CROWN CRAFTS, INC.

NONSTATUTORY STOCK OPTION AWARD CERTIFICATE

(Pursuant to the Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan)

THIS NONSTATUTORY STOCK OPTION AWARD CERTIFICATE (this “Certificate”) is made and entered into as of the Grant Date listed below, by and between Crown Crafts, Inc., a Delaware corporation (the “Company”), and the individual listed below (the “Participant”).

Participant: ____________________	Grant Date: _____________________
Number of Shares of the Company’s Series A Common Stock, Par Value $0.01 Per Share: __________
Exercise Price Per Share: _______________________ (the “Exercise Price”)
Expiration Date: __________________________

1.    Grant.

(a)      The Company hereby grants to the Participant an Award of a Nonstatutory Stock Option (the “Option”) to purchase the number of shares of the Company’s Series A common stock, par value $0.01 per share (the “Common Stock”), listed above, at the Exercise Price set forth above, pursuant to and subject to the provisions of the Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan (the “Plan”) and to the terms and conditions set forth in this Certificate. Capitalized terms used in this Certificate and not otherwise defined in this Certificate shall have the meanings assigned to such terms in the Plan.

(b)      The grant of the Option is made in consideration of the services to be rendered by the Participant to the Company.

(c)      The Option is intended to be a Nonstatutory Stock Option and not an Incentive Stock Option within the meaning of Section 422 of the Code.

2.    Vesting and Exercisability.

(a)      The Option will become vested and exercisable with respect to ___________ shares of Common Stock on [each of] ____________ ([each, a] [the] “Vesting Date”), provided the Participant has remained in Continuous Service through the [applicable] Vesting Date.

(b)      In the event of the termination of the Participant’s Continuous Service by reason of the Participant’s death or Disability, the Option will automatically accelerate and become fully vested and exercisable upon such death or Disability.

(c)      In the event a Change in Control occurs, the Option will become exercisable in accordance with, and to the extent provided in, Section 13.8 of the Plan.

(d)      The exercisability of the Option is cumulative, but shall not exceed 100% of the shares of Common Stock subject to the Option.

(e)      If the exercisability and vesting schedule set forth in this Section 2 of this Certificate would produce fractional shares, then the number of shares of Common Stock for which the Option becomes exercisable shall be rounded down to the nearest whole share.

3.    Term of Option.

(a)      The Option will have a term of ___________ from the Grant Date and will terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Certificate or the Plan.

(b)      The Option will automatically terminate, and no longer be exercisable with respect to any vested portion thereof, upon the happening of the first to occur of the following events:

(i)      the expiration of the three-month period after the termination of the Participant’s Continuous Service, if such termination is for any reason other than death or Disability (unless the Participant’s death occurs within such three-month period);

(ii)     the expiration of the one-year period after the Participant’s death; and

(iii)    the expiration of the one-year period after the Participant’s Disability if the Participant’s termination of Continuous Service was by reason of such Disability.

(c)      Notwithstanding the foregoing, in no event may the Option be exercised after the date immediately preceding the tenth anniversary of the Grant Date.

(d)      Any portion of the Option that is not vested and exercisable immediately prior to, or that does not become vested and exercisable upon, the termination of the Participant’s Continuous Service will immediately terminate at such time.

4.    Exercise Procedures.

(a)      Subject to the provisions of Sections 2 and 3 of this Certificate, the Participant may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in a form prescribed by the Committee or satisfying such other procedures as shall be set forth by the Committee from time to time, specifying the number of shares of Common Stock as to which the Option is to be exercised. At the time of the Participant’s delivery of such notice or such other time as the Committee shall determine, the Participant shall pay the aggregate Exercise Price for that number of shares of Common Stock for which the Option is being exercised in whole or in part, in the form of: (i) cash or cash equivalents; (ii) delivery (by either actual delivery or attestation) of previously-acquired shares of Common Stock based on the Fair Market Value of the shares of Common Stock on the date the Option is exercised; (iii) withholding of shares of Common Stock from the Option based on the Fair Market Value of the shares on the date the Option is exercised; (iv) broker-assisted market sales; or (iv) any other “cashless exercise” arrangement.

(b)      Promptly after receipt of a notice of exercise and full payment of the Exercise Price for the shares of Common Stock being acquired, the Company shall issue and deliver to the Participant (or other person validly exercising the Option) a stock certificate or stock certificates representing the shares of Common Stock being purchased, or evidence of the issuance of such shares in book-entry form, registered in the name of the Participant (or such other person), or, upon request, in the name of the Participant (or such other person) and in the name of another person in such form of joint ownership as requested by the Participant (or such other person) pursuant to applicable state law.

5.    No Stockholder Rights. Neither the Participant, nor any person entitled to exercise the Participant’s rights in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to the shares of Common Stock subject to the Option until a stock certificate or stock certificates for shares, or evidence of the issuance of such shares in book-entry form, shall have been issued upon the exercise of the Option.

6.    Transferability. Except as the Committee may otherwise permit pursuant to the Plan, the Option is not transferable by the Participant other than to a designated beneficiary upon the Participant's death or by will or the laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant. No assignment or transfer of the Option, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary, upon death, by will or the laws of descent or distribution) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option will terminate and become of no further effect.

7.    Taxes.

(a)      If the Company, in its discretion, determines that it is obligated to withhold any tax in connection with the exercise of the Option, then the Participant must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations of the Company. The Participant, subject to consent of the Company (in its discretion), may satisfy any federal, state or local tax withholding obligation relating to the exercise of the Option by any of the following means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Option; provided, however, that no shares of Common Stock are withheld with a value exceeding the amount of tax calculated by using the maximum statutory rates in the applicable jurisdictions; or (iii) delivering to the Company previously owned and unencumbered shares of Common Stock with a Fair Market Value equal to the aggregate amount of taxes to be withheld. The Company also has the right to withhold from any compensation paid to the Participant.

(b)      Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant's responsibility and the Company: (i) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or exercise of the Option or the subsequent sale of any shares acquired on exercise; and (ii) does not commit to structure the Option to reduce or eliminate the Participant’s liability for Tax-Related Items.

8.    Compliance with Law. The exercise of the Option, and the issuance and transfer of shares of Common Stock subject to the Option, shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any securities exchange on which the shares of Common Stock may be listed. No shares of Common Stock shall be issued pursuant to the Option unless and until any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Participant understands that the Company is under no obligation to register the shares with the Securities and Exchange Commission, any state securities commission or any securities exchange to effect such compliance.

9.    No Right of Continued Service. Nothing in this Certificate shall interfere with or limit in any way the right of the Company or any Affiliate to terminate the Participant’s employment or service at any time, nor confer upon the Participant any right to continue in the employ or service of the Company or any Affiliate.

10.  Participant Acceptance. By signing below, the Participant agrees to be bound by the terms and conditions of the Plan and this Certificate and accepts the Option as of the Grant Date. The Participant understands, agrees and accepts that the Committee’s interpretation of the Plan, the Award of the Option evidenced by this Certificate and this Certificate, and all decisions and determinations by the Committee with respect to the foregoing, are final, binding, and conclusive on the Participant. The Participant acknowledges delivery of the Plan and the Plan prospectus together with this Certificate.

11.  Severability. If any one or more of the provisions contained in this Certificate are invalid, illegal or unenforceable, the other provisions of this Certificate, will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

12.  Clawback. The Option, and the shares of Common Stock subject to the Option, shall be subject to any compensation recoupment policy that the Committee may adopt from time to time that is applicable by its terms to the Participant.

13.  Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Certificate and this Certificate shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Certificate, the provisions of the Plan shall be controlling and determinative.

14.  Successors and Assigns. The Company may assign any of its rights under this Certificate. This Certificate will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Certificate and the Plan, this Certificate will be binding upon the Participant and the Participant's beneficiaries, executors, administrators and the person(s) to whom this Certificate may be transferred by will or the laws of descent or distribution.

15.  Notice. Any notice to the Company provided for in this Certificate will be addressed to the Company in care of the Company’s Corporate Secretary at the Company’s corporate headquarters, and any notice to the Participant will be addressed to the Participant at the current address shown on the records of the Company, or to such other address as the Participant may designate to the Company in writing. Any notice will be delivered by hand, sent by facsimile or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service or with an overnight courier.

16.  Counterparts; Electronic Signature. This Certificate may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument, and any of the parties or signatories hereto may execute this Certificate by signing any such counterpart. Electronic signatures in the form of handwritten signatures on a facsimile transmittal and scanned and digitized images of a handwritten signature (e.g., scanned document in PDF format) shall have the same force and effect as original manual signatures.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Certificate as of the Grant Date set forth herein.

COMPANY: CROWN CRAFTS, INC.	PARTICIPANT:

By:
Name:	(Signature)
Title:

(Printed Name)

[Signature Page to Nonstatutory Stock Option Award Certificate]